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                                 EXHIBIT 21.1
                          Subsidiaries of the Company

                           Natural MicroSystems N.V.
                             Division ATEA 5-94.00
                           Industriepark Klein Gent
                               B-2200 Herentals
                                    Belgium

                        Natural MicroSystems Asia Ltd.
                              614 Concordia Plaza
                             1 Science Museum Road
                              Tsim-Sha-Tsui East
                              Kowloon, Hong Kong

                       Natural MicroSystems Europe S.A.
                               Immeuble Copernic
                              Parc Technologique
                                 18-22, Avenue
                          Edouard-Herriot - F - 92356
                           LE PLESSIS ROBINSON Cedex
                                    France

                    Natural MicroSystems Latin America S.A.
                       Soldado de la Independencia 1130
                                  Pisos 8 y 9
                        (1426) Buenos Aires, Argentina

                            NMS International, Inc.
                              100 Crossing Blvd.
                             Framingham, MA 01701

                               NMS Europe, Inc.
                              100 Crossing Blvd.
                             Framingham, MA 01701

                         Natural MicroSystems FSC Ltd.
                            69 A Kronprindsens Gade
                              P.O. Box 301858-UDS
                               Charlotte Amilie
                                  St. Thomas
                            US Virgin Islands 00803

                  Natural MicroSystems Securities Corporation
                              100 Crossing Blvd.
                             Framingham, MA 01701

                             Natural MicroSystems
                         Intelligent Network Division
                           911 North Plum Grove Road
                             Schaumburg, IL 60173